UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

ADAGIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40703	81-1403134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178
Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 819-0080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 19, 2022, Adagio Therapeutics, Inc. (the “Company”) announced that it will postpone the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”), previously scheduled for May 26, 2022, and with respect to which the Company had filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 26, 2022. The Company will also set a new record date, which will be announced along with the new Annual Meeting date at a later time.

The Company has received notice from Mithril II LP, a Delaware limited partnership (“Mithril”), which beneficially owns approximately 10.2% of the Company’s common stock, expressing the intention of Mithril to nominate three nominees for election to the Company’s Board of Directors (the “Board”) at the Annual Meeting. Mithril and the other participants in its proxy solicitation (collectively, the “Mithril Group”) have filed a definitive proxy statement with the SEC in which they indicate beneficial ownership of approximately 49.3% of the shares of the Company’s common stock outstanding on March 29, 2022. The three candidates (collectively, the “Mithril Nominees”) nominated by Mithril are the only nominees that have been submitted for election at the Annual Meeting.

The Company will not be submitting a separate slate of nominees for election to the Board at the Annual Meeting. Consequently, the Company does not plan to solicit proxies from stockholders in connection with the Annual Meeting or plan to deliver a proxy statement or proxy solicitation materials to stockholders in connection with the Annual Meeting.

Pursuant to Rule 14c-2(a) of Regulation 14C of the Securities and Exchange Act of 1934, as amended, the Company has filed a preliminary information statement on Schedule 14C that contains additional information about the Annual Meeting. To comply with the (i) mandatory preliminary review period under Rule 14c-5 of Regulation 14C, and (ii) requirement that the Annual Meeting be held at least 20 days after the Company’s mailing of a definitive information statement, the date of the Annual Meeting must be postponed from its originally scheduled date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAGIO THERAPEUTICS, INC.

Date: May 19, 2022	By:	/s/ Jill Andersen
	Name:	Jill Andersen
	Title:	Chief Legal Officer and Corporate Secretary